UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2012

DTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50335	77-0467655
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5220 Las Virgenes Road
Calabasas, CA	91302
(Address of principal executive offices)	(Zip Code)

(818) 436-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

On July 24, 2012, DTS, Inc. (“DTS”) filed a Current Report on Form 8-K (the “Original Report”) reporting the completion of its acquisition of SRS Labs, Inc., a Delaware corporation (“SRS”) on July 20, 2012 pursuant to the Agreement and Plan of Merger and Reorganization, dated as of April 16, 2012, by and among DTS, certain wholly owned subsidiaries of DTS and SRS (the “Merger Agreement”).

This Current Report on Form 8-K/A amends the Original Report to provide the historical financial statements of SRS described in Item 9.01(a) below and the unaudited pro forma financial information described in Item 9.01(b) below.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Financial Statements of Business Acquired.

The audited consolidated financial statements of SRS as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009 and the notes related thereto are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of SRS as of March 31, 2012 and for the three months ended March 31, 2012 and 2011 and the notes related thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)                                 Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of DTS and SRS for the year ended December 31, 2011 and as of and for the three months ended March 31, 2012 and the notes related thereto are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)                                 Exhibits

23.1                        Consent of Squar, Milner, Peterson, Miranda & Williamson, LLP

99.1                        Audited consolidated financial statements of SRS as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009 and the notes related thereto.

99.2                        Unaudited condensed consolidated financial statements of SRS as of March 31, 2012 and for the three months ended March 31, 2012 and 2011 and the notes related thereto.

99.3                        Unaudited pro forma condensed combined financial information of DTS and SRS for the year ended December 31, 2011 and as of and for the three months ended March 31, 2012 and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DTS, INC.

Date: September 28, 2012
/s/ Melvin Flanigan
Melvin Flanigan
Executive Vice President,
Finance and Chief
Financial Officer
(principal financial and
accounting officer)

Exhibit Index

Exhibit No.	Description
23.1	Consent of Squar, Milner, Peterson, Miranda & Williamson, LLP
99.1	Audited consolidated financial statements of SRS as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009 and the notes related thereto.
99.2	Unaudited condensed consolidated financial statements of SRS as of March 31, 2012 and for the three months ended March 31, 2012 and 2011 and the notes related thereto.
99.3	Unaudited pro forma condensed combined financial information of DTS and SRS for the year ended December 31, 2011 and as of and for the three months ended March 31, 2012 and the notes related thereto.